Exhibit 10.15

PRIME MERIDIAN HOLDING COMPANY

SECOND AMENDMENT TO

2015 STOCK INCENTIVE COMPENSATION PLAN

This Second Amendment to the 2015 Stock Incentive Compensation Plan (the “Plan”) of Prime Meridian Holding Company was adopted by the Board of Directors on January 20, 2022. Except as specifically amended hereby, the Plan shall remain unchanged.

The following sentence is added to the end of Section 4. Administration.: Subject to any limitations imposed by law, the Committee shall have the right to delegate to any executive officer of the Company the Committee’s authority under the Plan.

This Second Amendment to the 2015 Stock Incentive Compensation Plan was approved by the Board of Directors on the day indicated above.

PRIME MERIDIAN HOLDING COMPANY

/s/ Jill S. Macmillan                                                                                     /s/ Richard A. Weidner

Jill S. Macmillan                                                                                         Richard A. Weidner

Corporate Secretary                                                                                   Chair of the Board